UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2006
THE REYNOLDS AND REYNOLDS COMPANY
(Exact name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-10147 (Commission File Number)	31-04211 (IRS Employer Identification No.)
One Reynolds Way
Dayton, Ohio 45430
(Address of Principal Executive Offices)
937-485-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
The Reynolds and Reynolds Company is filing this Current Report on Form 8-K/A (Amendment No. 1) to its Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 10, 2006 (the “Original Report”) to correct a typographical error to 70 percent (70%) in Section IV of Exhibit 10.04 and Section 4(b) of Exhibit 10.05 relating to Finbarr J. O’Neill’s target annual bonus, such that the percentage as correctly stated is 85 percent (85%). All of the other Items and Exhibits contained in the Original Report remain unchanged.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

10.04	Summary of Material Terms of Finbarr O’Neill’s Amended and Restated Employment Agreement (including pre-existing terms that have not been revised)

10.05	Amended and Restated Employment Agreement, dated as of August 7, 2006 with Finbarr O’Neill

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 25, 2006

The Reynolds and Reynolds Company
By:	/s/ Robert S. Guttman

Name: Robert S. Guttman
Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.04	Summary of Material Terms of Finbarr O’Neill’s Amended and Restated Employment Agreement (including pre-existing terms that have not been revised)

10.05	Amended and Restated Employment Agreement, dated as of August 7, 2006 with Finbarr O’Neill